Exhibit 23.1

KPMG Auditores Independentes

Rua do Passeio, 38 - Setor - 2 - 17º andar - Centro

20021-290 - Rio de Janeiro/RJ - Brasil

Caixa Postal 2888 - CEP 20001-970 - Rio de Janeiro/RJ - Brasil

Telefone +55 (21) 2207-9400

kpmg.com.br

January 3, 2020

Petróleo Brasileiro S.A.—Petrobras

Avenida República do Chile 65

Rio de Janeiro—RJ

Re: Consent for Registration Statement on Form F-3 dated January 3, 2020

We consent to the use of our report dated February 27, 2019, with respect to the consolidated financial statements of Petrobras as of and for the years ended December 31, 2018 and 2017, and the effectiveness of internal control over financial reporting as of December 31, 2018, incorporated herein by reference to the Form 20-F of Petrobras for the year ended December 31, 2018 filed with the Securities and Exchange Commission on April 1, 2019, and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG Auditores Independentes

KPMG Auditores Independentes

Rio de Janeiro, Brazil

KPMG Auditores Independentes, uma sociedade simples brasileira e firma-membro da rede KPMG de firmas- membro independentes e afiliadas á KPMG International Cooperative (“KPMG International”), uma entidade suíça.	KPMG Auditores Independentes, a Brazilian entity and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

KPMG Auditores Independentes

Rua do Passeio, 38 - Setor - 2 - 17º andar - Centro

20021-290 - Rio de Janeiro/RJ - Brasil

Caixa Postal 2888 - CEP 20001-970 - Rio de Janeiro/RJ - Brasil

Telefone +55 (21) 2207-9400

kpmg.com.br

January 3, 2020

Petróleo Brasileiro S.A.—Petrobras

Avenida República do Chile 65

Rio de Janeiro—RJ

Re: Consent for Registration Statement on Form F-3 dated January 3, 2020

We consent to the use of our report dated February 27, 2019, except for the changes described in Note 2.1 which is as of December 27, 2019, with respect to the consolidated financial statements of Petrobras as of and for the years ended December 31, 2018 and 2017, incorporated herein by reference to the Form 6-K of Petrobras furnished to the Securities and Exchange Commission on January 2, 2020, and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG Auditores Independentes

KPMG Auditores Independentes

Rio de Janeiro, Brazil

KPMG Auditores Independentes, uma sociedade simples brasileira e firma-membro da rede KPMG de firmas- membro independentes e afiliadas á KPMG International Cooperative (“KPMG International”), uma entidade suíça.	KPMG Auditores Independentes, a Brazilian entity and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.